AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT D

GENERATIONS VARIABLE ANNUITY CONTRACTS

THE UNITED STATES LIFE INSURANCE COMPANY

IN THE CITY OF NEW YORK

SEPARATE ACCOUNT USL VA-R

GENERATIONS VARIABLE ANNUITY CONTRACTS

Supplement dated MARCH 4, 2011

to CONTRACT prospectusES, AS SUPPLEMENTED

          American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("USL") (AGL and USL collectively referred to hereinafter as the "Companies") are amending their respective variable annuity Contract ("Contract") prospectuses for the purpose of providing you with information regarding the proposed reorganizations of the following funds, each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (referred to hereinafter as the "Invesco Funds"):

(i) the Invesco Van Kampen V.I. Government Fund (the "VK Government Fund") would be acquired by the Invesco V.I. Government Securities Fund ("Invesco Government Securities Fund"), a series of the Invesco Funds;

(ii) the Invesco Van Kampen V.I. High Yield Fund ("VK High Yield Fund") would be acquired by the Invesco V.I. High Yield Fund ("Invesco High Yield Fund"), a series of the Invesco Funds; and

(iii) the Invesco Van Kampen V.I. Value Fund ("VK Value Fund") would be acquired by the Invesco Van Kampen V.I. Comstock Fund ("VK Comstock Fund"), a series of the Invesco Funds (the three combinations referred to hereinafter as the "Reorganizations").

          The VK Government Fund, VK High Yield Fund and VK Value Fund are collectively referred to hereinafter as the "Acquired Funds." The Invesco Government Securities Fund, Invesco High Yield Fund and VK Comstock Fund are collectively referred to hereinafter as the "Acquiring Funds."

          The Companies received notification that the Board of Trustees of the Invesco Funds approved an Agreement and Plan of Reorganization ("Agreement") pursuant to which each of the Acquired Funds will be combined with and into its respective Acquiring Fund and each of the Acquired Funds will liquidate and cease operations. The Reorganizations are subject to certain conditions, including approval by shareholders at a meeting expected to be held in or around April 2011. The Reorganizations, if approved by the shareholders of each of the Acquired Funds, are expected to be consummated shortly thereafter on or around May 2, 2011 ("Closing Date"). Shareholders of each Acquired Fund will vote separately on the Agreement, and the Reorganization will be effected as to a particular Acquired Fund only if the Acquired Funds shareholders approve the Agreement.

          On the Closing Date, the Acquiring Funds will become available as investment options under the Contracts.

           After 3:00 p.m. Central Time ("CT") on the Closing Date, all Contract owner account values in the subaccounts supported by each of the Acquired Fund investment options will be automatically transferred into the Acquiring Funds investment option. Only the underlying Fund will change, not the investment option itself.

           At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Contract account value in the Acquired Fund investment option to any of the other variable investment options available under your Contract. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone numbers shown below.

           Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations (as applicable) into or out of the Acquired Funds investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

           For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of each of the Acquired Funds investment option.

           If you have any questions, please contact our Variable Annuity Contract Administrative Center at 1-800-200-3883 for AGL and 1-800-346-4944 for USL.